Exhibit 10.3

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and is the type that the registrant customarily and actually treats as private and confidential.

VOTING AGREEMENT

This VOTING AGREEMENT (hereinafter referred to as this “Agreement”), is entered into as of October 1, 2021, by and among Louis Reese, Blackfoot Healthcare Ventures LLC, a Delaware limited liability company and United Biomedical, Inc., a Delaware corporation, (each, a “Stockholder” and, collectively, the “Stockholders”; subject to adjustment as set forth in Sections 2(a) and 2(c)(i) below) and Mei Mei Hu (the “Grantee”; subject to adjustment as set forth in Section 2(c)(i) below).

RECITALS

WHEREAS each Stockholder is a stockholder of Vaxxinity, Inc., a Delaware corporation (the “Company”); and

WHEREAS on August 6, 2021, the Company submitted to the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended, a draft registration statement on Form S-1 relating to the initial public offering (the “IPO”) of the Company, as amended by an amendment to the draft registration statement submitted to the SEC on September 16, 2021;

WHEREAS each of the Stockholders and the Grantee desires to enter into this Agreement to set forth certain matters with respect to certain shares of capital stock of the Company held or owned, directly or indirectly, by each of the Stockholders.

NOW, THEREFORE, in consideration of the premises and of the covenants and obligations contained herein, the parties hereto agree as follows:

1. Definitions. Unless the context otherwise requires, for the purposes of this Agreement, the following terms shall have the meanings specified below.

(a) “13D Group” means any group of persons formed for the purpose of acquiring, holding, voting or disposing of voting securities of the Company (or any securities convertible, exchangeable for or otherwise exercisable to acquire such voting securities) which would be required under Section 13(d) of the Exchange Act, and the rules and regulations promulgated thereunder, to file a statement on Schedule 13D or Schedule 13G with the SEC as a “person” within the meaning of Section 13(d) (3) of the Exchange Act if such group beneficially owned (within the meaning set forth in Rule 13d-3 or Rule 13d-5(b)(i) of the rules and regulations promulgated under the Exchange Act) voting securities of the Company representing more than 5% of any class of voting securities of the Company then outstanding.

(b) “Actively Engaged,” with respect to Grantee on any date of determination, means (i) Grantee is then a Director and (ii) Grantee has not sold, or otherwise disposed for pecuniary gain, shares of the Company’s Class B Common Stock in excess of the Threshold Amount.

(c) “Affiliate” means (i) with respect to any Person (including a natural person), any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person; (ii) with respect to any Person (other than a natural person), any other Person directly or indirectly owning or controlling ten percent (10%) or more of any class of equity interests of such Person; (iii) with respect to any Person (other than a natural person), any officer, director, general partner or trustee of such Person; and (iv) with respect to any Person that is a natural Person, (x) the parents, siblings, spouse, former spouse and children (including stepchildren and those by adoption) of such Person and any other Person who lives in such Person’s household; (y) the parents, siblings, spouse, or children (including stepchildren and those by adoption) of any of the foregoing described in clause (x); and (z) any trust or other entity whose primary beneficiary or beneficial owner is such Person or any Person described in clause (x) or (y).

(d) “CEO” means the Chief Executive Officer of the Company.

(e) “Disabled” means, with respect to a Person, a court of competent jurisdiction has determined in a final non-appealable order that such Person is permanently and totally disabled and unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment that can be expected to result in death within 12 months, or which has lasted or can be expected to last for a continuous period of not less than 12 months.

(f) “Director” means a director of the Company.

(g) “Equity Securities” means (i) any securities of the Company having voting rights, (ii) any equity securities evidencing an ownership interest in the Company and (iii) any equity securities, warrants, calls, options or other rights, whether vested or unvested, convertible into or exchangeable for, or representing the right to acquire from the Company, any shares of the foregoing, in the case of each of clauses (i)-(iii), without duplication.

(h) “Expiration Date” means the date that this Agreement terminates pursuant to Section 4.

(i) “Exchange Act” means the Securities and Exchange Act of 1934, as amended.

(j) “Grantee Replacement Date” means the earliest of (i) the date of the death of Ms. Hu, (ii) the date on which Ms. Hu is determined to be Disabled and (iii) the date that is six (6) months after the later of (x) the date on which Ms. Hu ceases to be CEO, and (y) the date on which Ms. Hu ceases to be Actively Engaged; provided that the Grantee Replacement Date shall be the date on which Ms. Hu ceases to be Actively Engaged if (i) Ms. Hu is not then CEO and (ii) Ms. Hu ceases to be Actively Engaged pursuant to clause (ii) of the definition of Actively Engaged.

(k) “Person” means any natural person, corporation, limited liability company, unlimited liability company, trust, joint venture, association, company, partnership or other entity.

(l) “Subject Shares” means, with respect to a Person, any Equity Securities entitled to vote on a matter submitted to a vote of the stockholders of the Company or action by written consent by the stockholders of the Company that are held or owned, directly or indirectly, by such Person.

(m) “Threshold Amount” means 65% of the shares of Class B capital stock of the Company held by Ms. Hu as of the date of this Agreement (subject to equitable adjustments in the event of any stock split, stock dividend, stock conversion, recapitalization, reorganization or the like occurring after the date hereof).

2. Proxy Appointment.

(a) On the date hereof, each of the parties hereto (other than the applicable grantee) shall enter into a proxy and power of attorney substantially in the form included in Exhibit A hereto with respect to its Subject Shares and shall enter into a proxy and power of attorney substantially in the form included in Exhibit B hereto with respect to its Subject Shares. If, after the date hereof, an Affiliate of a Stockholder or Grantee becomes the owner of or otherwise acquires, directly or indirectly, any Subject Shares of a Stockholder or Grantee, such Stockholder or Grantee, as applicable, shall, prior to, or substantially concurrently with, any transaction giving rise to any such ownership or acquisition, cause such Affiliate to (i) execute and deliver to the Grantee a Joinder Agreement to this Agreement substantially in the form included in Exhibit C hereto (unless such Affiliate is already a Stockholder bound by the terms of this Agreement), (ii) execute and deliver to Ms. Hu a proxy and power of attorney substantially in the form included in Exhibit A hereto (unless (x) such Affiliate is at such time already bound by a proxy and power of attorney substantially in the form included in Exhibit A hereto or (y) such time occurs after the Grantee Replacement Date) and (iii) execute and deliver to Louis Reese a proxy and power of attorney substantially in the form included in Exhibit B hereto (unless (x) such Affiliate is at such time already bound by a proxy and power of attorney substantially in the form included in Exhibit B hereto or (y) at such time Louis Reese is deceased or has been determined to be Disabled). For the avoidance of doubt, this Agreement does not restrict the ability of a Stockholder or Grantee to transfer any Equity Securities that it holds or owns, directly or indirectly, subject to complying with the Joinder Agreement and proxy and power of attorney requirements in this Section 2(a) if transferring to an Affiliate of a Stockholder or Grantee.

(b) Each Stockholder agrees that, with respect to a given matter subject to a vote of the stockholders of the Company or action by written consent by the stockholders of the Company, unless Grantee provides explicit written notice to such Stockholder that it may vote its Subject Shares as desired by such Stockholder and without limitation to each proxy and power of attorney delivered hereunder, such Stockholder shall not vote any of its Subject Shares (in person, by proxy or by action by written consent, as applicable) on any matters; it being the intention and agreement of the parties that, except in the case of explicit written notice by the Grantee as provided above, the Grantee shall have the exclusive right to vote the Subject Shares of the Stockholders in the Grantee’s sole discretion on all matters submitted to a vote of stockholders of the Company during the term of this Agreement.

(c) On the Grantee Replacement Date:

(i)

Mr. Reese shall replace Ms. Hu as the “Grantee” for the purposes of this Agreement (and references to “Grantee” herein shall thereafter refer to Mr. Reese rather than Ms. Hu); and Ms. Hu shall replace Mr. Reese as a “Stockholder” for the purposes of this Agreement (and references to a “Stockholder” or “Stockholders” herein shall thereafter include Ms. Hu and not include Mr. Reese); and

(ii)	the proxy and power of attorney theretofore granted to Ms. Hu for the purposes of this Agreement by each Stockholder shall automatically be canceled and revoked.

(d) Each Stockholder hereby revokes and cancels any and all proxies in respect of its Subject Shares that exist (or may exist) as of immediately prior to such Stockholder becoming a party to this Agreement (other than, for the avoidance of doubt, any such proxy granted pursuant to the explicit terms of this Agreement).

3. Covenants and Agreements.

(a) Other Arrangements. During the term of this Agreement each Stockholder will not, without Grantee’s written consent:

(i)

offer, seek or propose to acquire or cause to be acquired, any ownership of any assets or business of the Company or any of its subsidiaries, or seek to propose or propose, whether alone or in concert with other persons, any tender offer, exchange offer, merger, business combination, restructuring, liquidation, recapitalization or similar transaction involving the Company or any of its subsidiaries;

(ii)

make, or in any way participate in, any “solicitation” of “proxies” (as such terms are defined in Rule 14a-1 under the Exchange Act) with respect to the voting of any securities of the Company or any of its subsidiaries or seek to advise or influence other stockholders the Company with regard to the voting of their securities of the Company;

(iii)

form, join, or in any way become a member of a 13D Group with respect to any voting securities of the Company or any of its subsidiaries (other than a 13D Group that may exist solely as a result of this Agreement and the transactions contemplated hereby);

(iv)

nominate any person as a director of the Company who is not nominated by the then incumbent directors, propose any matter to be voted upon by the stockholders of the Company or initiate or vote in favor of a call for a special meeting of stockholders of the Company; or

(v)	publicly announce or disclose any intention, plan or arrangement inconsistent with the foregoing.

(b) Grantee’s Liability. In voting the Subject Shares, Grantee shall not be liable for any error of judgment nor for any act done or omitted, nor for any mistake of fact or law nor for anything which Grantee may do or refrain from doing, nor shall Grantee have any accountability hereunder, in each case to the fullest extent permissible by law. Furthermore, upon any judicial or other inquiry or investigation of or concerning Grantee’s acts pursuant to the Grantee’s rights and powers as Grantee, such acts shall be deemed reasonable and in the best interests of Stockholders to the fullest extent permissible by law.

(c) Powers of Grantee. During the term of this Agreement, Grantee shall have the power to act alone and with full power of substitution and to execute all appropriate instruments consistent with and in furtherance of this Agreement on behalf of each Stockholder.

(d) Consideration. In connection with this Agreement and as partial consideration for the obligations of Stockholders hereunder, each of Ms. Hu and Mr. Reese shall pay (by check, cash or other valid consideration) to each other party to this Agreement as of the date hereof the sum of U.S. $100 in the aggregate.

4. Termination. This Agreement, and all rights and obligations of the parties hereunder, shall terminate and shall have no further force or effect as of the earliest to occur of:

(a) the liquidation, dissolution or winding up of the business operations of the Company;

(b) the execution by the Company of a general assignment for the benefit of creditors or the appointment of a receiver or trustee to take possession of the property and assets of the Company;

(c) any determination by the Grantee (in the Grantee’s sole discretion) to terminate this Agreement, provided a written notice of termination is delivered by the Grantee to each Stockholder at least 30 days in advance of the termination effective date selected by the Grantee and set forth therein; or

(d) on the Grantee Replacement Date, if as of such date, Mr. Reese (i) is deceased, (ii) has been determined to be Disabled or (iii) is not a Director.

(e) after the Grantee Replacement Date, the earliest to occur of (i) the date of the death of Mr. Reese, (ii) the date on which Mr. Reese is determined to be Disabled and (iii) the date on which Mr. Reese ceases to be a Director.

5. Miscellaneous and General.

(a) Amendments; Waivers; Etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified, except upon the execution and delivery of a written agreement executed by Grantee and each of the Stockholders; provided, however, that a Grantee and any Stockholder may amend, change, supplement, waive or modify this Agreement solely with respect to such Stockholder. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable law. To the extent this Agreement is amended, supplemented, waived or otherwise modified, a copy of the Agreement, as amended, will be provided promptly to the Company.

(b) Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts (including by facsimile or by attachment to electronic mail in portable document format (PDF)), with each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto.

(c) Governing Law and Venue; Waiver of Jury Trial.

(i)

THIS AGREEMENT SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, AND ANY CLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, IN EACH CASE WITHOUT REGARD TO ANY CONFLICT OF LAW PRINCIPLES THEREOF THAT OTHERWISE WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. In any action or proceeding between the parties arising out of or relating to this Agreement, each of the parties hereby (A) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware in and for New Castle County, Delaware; (B) agrees that it will not attempt to deny or defeat such jurisdiction by motion or other request for leave from such court; and (C) agrees that it will not bring any such action in any court other than the Court of Chancery of the State of Delaware in and for New Castle County, Delaware, or, if (and only if) such court finds it lacks subject matter jurisdiction, the Federal court of the United States of America sitting in Delaware, and appellate courts thereof. Service of process, summons, notice or document to any party’s address and in the manner set forth in Section 5(d) shall be effective service of process for any such action.

(ii)

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5(C).

(d) Notices. Notices, requests, instructions or other documents to be given under this Agreement shall be in writing and shall be deemed given, (i) on the date sent by e-mail of a PDF document if sent during normal business hours, and on the next business day if sent after normal business hours, (ii) when delivered, if delivered personally to the intended recipient and (iii) one business day later, if sent by overnight delivery via a national courier service (providing proof of delivery), and in each case, addressed to a party at the following address for such party:

if to Mr. Reese:

Louis Reese

c/o Vaxxinity, Inc.

1717 Main Street, Suite 3388

Dallas, TX 75201

Email:    [***]

              legal@vaxxinity.com

if to Blackfoot Healthcare Ventures LLC:

Blackfoot Healthcare Ventures LLC

c/o Vaxxinity, Inc.

1717 Main Street, Suite 3388

Dallas, TX 75201

Email:    [***]

              [***]

              legal@vaxxinity.com

if to United Biomedical, Inc.:

United Biomedical, Inc.

25 Davids Drive

Hauppauge, NY 11788

Email:    [***]

and

if to Ms. Hu:

Mei Mei Hu

c/o Vaxxinity, Inc.

1717 Main Street, Suite 3388

Dallas, TX 75201

Email:    [***]

               legal@vaxxinity.com

in each case, with a copy (which shall not constitute notice) to:

Cravath, Swaine & Moore LLP

Worldwide Plaza

825 Eighth Avenue

New York, NY 10019

Attention: Joseph D. Zavaglia

                 Nicholas A. Dorsey

Email:    jzavaglia@cravath.com

              ndorsey@cravath.com

or to such other persons or addresses as may be designated in writing by the party to receive such notice as provided above.

(e) Entire Agreement. This Agreement, together with the corresponding proxies and powers of attorney and Joinder Agreements contemplated herein, constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties hereto, with respect to the subject matter hereof.

(f) No Third-Party Beneficiaries. This Agreement is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies hereunder.

(g) Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision negotiated in good faith by the parties hereto shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not, subject to clause (i) above, be affected by such invalidity or unenforceability, except as a result of such substitution, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

(h) Absence of Presumption. The parties hereto have participated jointly and were adequately represented by counsel in the arm’s-length negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by such parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

(i) Assignment. This Agreement shall not be assignable by operation of law or otherwise. Any assignment shall be null and void.

(j) Specific Performance. The parties hereto acknowledge and agree that irreparable damage would occur and that the parties would not have any adequate remedy at law if any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that each party hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the performance of the terms and provisions hereof, without proof of actual damages (and each party hereby waives any requirement for the security or posting of any bond in connection with such remedy), this being in addition to any other remedy to which such party is entitled at law or in equity. The parties further agree not to assert that a remedy of specific enforcement is an unenforceable, invalid, contrary to applicable law or inequitable remedy for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy for any such breach or that any party hereto otherwise has an adequate remedy at law.

(k) Valid and Binding Agreement. The parties hereto acknowledge and agree that this Agreement is a valid and binding agreement, enforceable against each of the parties in accordance with its terms; that each party has been advised by counsel in the negotiation, execution and delivery of this Agreement; that no party will, directly or indirectly, contest the validity or enforceability of this Agreement on any grounds, including as being against public policy, as having been improperly induced or otherwise, whether by the initiation of any legal proceeding for such purpose or the intervention, participation or attempted intervention or participation in any manner in any other legal proceeding initiated by another person or otherwise; and that no party shall take, or cause any of its Affiliates to take, any position or action contrary to the intent of this Agreement.

(l) Further Assurances. Each party hereto shall do and perform, or cause to be done and performed, such further reasonable acts, including in coordination with the Company, as may be reasonably necessary in order to carry out the intent and accomplish the purposes of this Agreement.

(m) Fiduciary Duties Exclusion. Notwithstanding anything to the contrary, nothing in this Agreement shall limit or restrict any party from discharging its fiduciary duty, if any, or require any action that would violate any applicable law or regulation, and nothing herein shall be interpreted to the contrary (it being understood that this Agreement shall apply to each Stockholder solely in such Stockholder’s capacity as a holder of voting securities of the Company).

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IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first written above.

STOCKHOLDERS Louis Reese

By:	/s/ Louis Reese

Blackfoot Healthcare Ventures LLC

/s/ Louis Reese
Name: Louis Reese
Title: Manager/Executive Chair

United Biomedical, Inc.

/s/ Joop F. Sistermans
Name: Joop F. Sistermans
Title: Director

Accepted and Agreed:

GRANTEE

Mei Mei Hu

By:	/s/ Mei Mei Hu

[Signature Page to Voting Agreement]

EXHIBIT A

PROXY AND POWER OF ATTORNEY

This Proxy and Power of Attorney (this “Proxy”) is executed by the undersigned (the “Grantor”) pursuant to the terms of that certain Voting Agreement dated as of October 1, 2021, by and among Mei Mei Hu, Louis Reese, Blackfoot Healthcare Ventures LLC and United Biomedical, Inc. (as amended or modified from time to time, the “Agreement”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Proxy, the Grantor agrees as follows:

(a)

the Grantor hereby constitutes and appoints Mei Mei Hu, with full power of substitution and re-substitution, to be its true and lawful proxy and attorney to vote (including a vote of “withhold” or “abstain” that may not constitute a “vote” under the applicable voting standard required to approve a matter or elect a director nominee at a meeting of the stockholders of the Company), or to deliver consent or not deliver consent with respect to, all of the Grantor’s Subject Shares that are now or hereafter may be owned by the Grantor in Ms. Hu’s sole discretion on all matters submitted to a vote of stockholders of the Company at a meeting of stockholders or through the solicitation of a written consent (whether of any individual class of stock or of multiple classes of stock), and to take any other action reasonably necessary to effect the foregoing; and

(b)

the proxy and power of attorney granted by clause (a) is coupled with an interest and shall be irrevocable as to the Subject Shares of the Grantor until the earliest of (i) the date that this Proxy is automatically canceled and revoked pursuant to Section 2(c)(ii) of the Agreement, (ii) the date that the Agreement terminates pursuant to Section 4 thereof and (iii) such time as the Grantor has transferred all such Subject Shares to one or more of the following Persons: (x) a Person that is not required to execute and deliver a proxy and power of attorney pursuant to Section 2 of the Agreement and/or (y) a Person required to so execute and deliver one or more proxies and powers of attorney that has executed and delivered all such proxies and powers of attorney in accordance with the terms of the Agreement, and upon such earliest date under this clause (b) the proxy and power of attorney granted by clause (a) above shall be automatically revoked without further action by any Person. The proxy and power of attorney granted by clause (a) above may be voted and acted upon until the date it is automatically revoked as set forth in this clause (b) above notwithstanding that such date may occur after 3 years from the date hereof.

Any notice required or permitted by this Proxy or the Agreement or the subject matter hereof or thereof shall be given to the Grantor at the address listed below the Grantor’s signature below.

The provisions of Section 5(b), (c), (g), (i), (j), (k) and (l) of the Agreement are incorporated by reference herein and shall apply, mutatis mutandis, to this Proxy.

[Remainder of page intentionally left blank]

A-1

EXECUTED AND DATED this _____ day of ______________, 20__.

[GRANTOR]:

By:

Name:
Title:

Address:

Email:

Accepted and Agreed:

MEI MEI HU

By:

A-2

EXHIBIT B

PROXY AND POWER OF ATTORNEY

This Proxy and Power of Attorney (this “Proxy”) is executed by the undersigned (the “Grantor”) pursuant to the terms of that certain Voting Agreement dated as of October 1, 2021, by and among Louis Reese, Mei Mei Hu, Blackfoot Healthcare Ventures LLC and United Biomedical, Inc. (as amended or modified from time to time, the “Agreement”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Proxy, the Grantor agrees as follows:

(a)

the Grantor hereby constitutes and appoints, effective as of, and subject to the occurrence of, the Grantee Replacement Date (as such term is defined in the Agreement), Louis Reese, with full power of substitution and re-substitution, to be its true and lawful proxy and attorney to vote (including a vote of “withhold” or “abstain” that may not constitute a “vote” under the applicable voting standard required to approve a matter or elect a director nominee at a meeting of the stockholders of the Company), or to deliver consent or not deliver consent with respect to, all of the Grantor’s Subject Shares that are now or hereafter may be owned by the Grantor in Louis Reese’s sole discretion on all matters submitted to a vote of stockholders of the Company on or after the Grantee Replacement Date at a meeting of stockholders or through the solicitation of a written consent (whether of any individual class of stock or of multiple classes of stock), and to take any other action reasonably necessary to effect the foregoing; and

(b)

the proxy and power of attorney granted by clause (a) is coupled with an interest and shall be irrevocable as to the Subject Shares of the Grantor until the earlier of (i) the date that the Agreement terminates pursuant to Section 4 thereof and (ii) such time as the Grantor has transferred all such Subject Shares to one or more of the following Persons: (x) a Person that is not required to execute and deliver a proxy and power of attorney pursuant to Section 2 of the Agreement and/or (y) a Person required to so execute and deliver one or more proxies and powers of attorney that has executed and delivered all such proxies and powers of attorney in accordance with the terms of the Agreement, and upon such earlier date under this clause (b) the proxy and power of attorney granted by clause (a) above shall be automatically revoked without further action by any Person. The proxy and power of attorney granted by clause (a) above may, once effective, be voted and acted upon until the date it is automatically revoked as set forth in this clause (b) above notwithstanding that such date may occur after 3 years from the date hereof.

Any notice required or permitted by this Proxy or the Agreement or the subject matter hereof or thereof shall be given to the Grantor at the address listed below the Grantor’s signature below.

The provisions of Section 5(b), (c), (g), (i), (j), (k) and (l) of the Agreement are incorporated by reference herein and shall apply, mutatis mutandis, to this Proxy.

[Remainder of page intentionally left blank]

B-1

EXECUTED AND DATED this _____ day of ______________, 20__.

[GRANTOR]:

By:

Name:
Title:

Address:

Email:

Accepted and Agreed:

LOUIS REESE

By:

B-2

EXHIBIT C

JOINDER AGREEMENT

This Joinder Agreement to the Voting Agreement, dated as of October 1, 2021 (the “Agreement”), between the Stockholders and the Grantee, is executed and delivered by [        ] (the “Joining Party”) as of [        ]. Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Agreement.

1. Agreement to be Bound. The Joining Party hereby agrees to be bound by all of the terms of the Agreement, a copy of which is attached to this Joinder Agreement as Annex I, with the same force and effect as a direct party thereto. From and after the date of this Joinder Agreement, the Joining Party shall be a “Stockholder” for all purposes under the Agreement.

2. Governing Law. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, AND ANY CLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, IN EACH CASE WITHOUT REGARD TO ANY CONFLICT OF LAW PRINCIPLES THEREOF THAT OTHERWISE WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. In any action or proceeding between the parties arising out of or relating to this Joinder Agreement or the Agreement, each of the parties hereby (A) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware in and for New Castle County, Delaware; (B) agrees that it will not attempt to deny or defeat such jurisdiction by motion or other request for leave from such court; and (C) agrees that it will not bring any such action in any court other than the Court of Chancery of the State of Delaware in and for New Castle County, Delaware, or, if (and only if) such court finds it lacks subject matter jurisdiction, the Federal court of the United States of America sitting in Delaware, and appellate courts thereof.

[Remainder of page intentionally left blank]

EXECUTED AND DATED this _____ day of ______________, 20__.

[JOINING PARTY]:

By:

Name:
Title:

Address:

Email:

Accepted and Agreed:

GRANTEE

By:

ANNEX I

Agreement